Supplement dated September 15, 2005
                       to Prospectus dated July 25, 2005



     After consideration of the recommendation of DB Investment Managers, Inc. (the "Adviser"), the Board of Directors of DB Hedge Strategies Fund LLC (the "Fund") has determined that it is in the best interests of the Fund and its investors for the Fund to be liquidated. Accordingly, units of limited liability company interests ("Units") of the Fund are no longer being offered.

     While the Fund intends to liquidate its assets as soon as possible, the final liquidation of the Fund may not occur until 2007 or potentially later. To accommodate investors who would like to have their Units repurchased as soon as practicable rather than wait for the final liquidation and dissolution of the Fund, the Fund intends to make an offer to repurchase Units from all investors. The materials describing the terms of the offer by the Fund to effect these repurchases are expected to be mailed to investors prior to October 1, 2005. Although specific information will be set forth in the repurchase offer documents, the Fund presently contemplates that payments pursuant to the repurchase offer will be made to participating investors prior to February 15, 2006. The Adviser has advised the Fund that its affiliate (which currently owns approximately 47 percent of the outstanding Units) does not intend to participate in such repurchase offer if its participation would adversely impact the ability of the Fund to accept all repurchase requests submitted by non-affiliated investors.